EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of SEMCO Energy, Inc. (the "Issuer").

     I,  Marcus  Jackson,  Chairman  of the Board, President and Chief Executive
Officer  of  the  Issuer,  certify  that:

(i)     The  Form  10-K fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:  March  14,  2003
                                        /s/Marcus  Jackson
                                        --------------------------------------
                                        Chairman  of  the  Board,  President
                                        and  Chief  Executive  Officer,
                                        SEMCO  Energy,  Inc.